Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas New York, NY 10104 Tel. 212.476.9000

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Neuberger Berman Investment Advisers LLC
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(877) 461-1899
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND
ANNOUNCES PRELIMINARY RESULTS OF RIGHTS OFFERING

NEW YORK, May 18, 2022 — Neuberger Berman High Yield Strategies Fund Inc. (NYSE American: NHS) (the “Fund”) announced today the completion of its transferable rights offering (the “Offer”), which commenced on April 19, 2022 and expired on May 17, 2022 (the “Expiration Date”).

Pursuant to the Offer, the Fund issued one transferable right (a “Right”) for each share of common stock of the Fund (“Common Stock”) held by stockholders of record as of April 19, 2022.  Holders of Rights were entitled to purchase Common Stock by submitting three Rights and the subscription price per share for each share purchased.  The final subscription price of $8.60 per share of Common Stock was equal to 87% of the Fund’s net asset value per share of Common Stock at the close of trading on the NYSE American on the Expiration Date.

Based on the preliminary results, the Offer is expected to result in the issuance of approximately 4,811,400 shares of Common Stock and the gross proceeds of the Offer are expected to be approximately $41.3 million.  The shares of Common Stock subscribed for will be issued promptly after receipt of all stockholder payments.  The Fund will return to subscribing investors the full amount of any excess payments.  The final results of the Offer will be announced at a later date.

The information in this press release is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing.

Inquiries regarding the Offer should be directed to the Fund’s Information Agent, Georgeson LLC, at 1-866-647-8872.

About Neuberger Berman High Yield Strategies Fund Inc. The Fund’s investment objective is to seek high total return (income plus capital appreciation). Under normal market conditions, the Fund invests at least 80% of its total assets in high yield debt (below investment grade) securities of U.S. and foreign issuers, and up to 20% of its total assets in other securities and financial instruments.

About Neuberger Berman

Neuberger Berman, founded in 1939, is a private, independent, employee-owned investment manager. The firm manages a range of strategies—including equity, fixed income, quantitative and multi-asset class, private equity, real estate and hedge funds—on behalf of institutions, advisors and individual investors globally. With offices in 25 countries, Neuberger Berman’s diverse team has over 2,500 professionals. For eight consecutive years, the company has been named first or second in Pensions & Investments Best Places to Work in Money Management survey (among those with 1,000 employees or more). In 2020, the PRI named Neuberger Berman a Leader, a designation awarded to fewer than 1% of investment firms for excellence in Environmental, Social and Governance (ESG) practices. The PRI also awarded Neuberger Berman an A+ in every eligible category for our approach to ESG integration across asset classes. The firm manages $447 billion in client assets as of March 31, 2022. For more information, please visit our website at www.nb.com.
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Statements made in this release that look forward in time involve risks and uncertainties. Such risks and uncertainties include, without limitation, the adverse effect from a decline in the securities markets or a decline in the Fund's performance, a general downturn in the economy, competition from other closed end investment companies, changes in government policy or regulation, inability of the Fund’s investment adviser to attract or retain key employees, inability of the Fund to implement its investment strategy, inability of the Fund to manage rapid expansion and unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulatory organizations.